UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported) May 14, 2003





                            Maxus Realty Trust, Inc.
             (Exact name of registrant as specified in its charter)





          MISSOURI                  00-13457              48-1339136
(State or other jurisdiction of   (Commission  (IRS Employer Identification No.)
        incorporation)            File Number)





                                 104 Armour Road
                        North Kansas City, Missouri 64116
               (Address of principal executive offices) (Zip Code)




                                 (816) 303-4500
              (Registrant's telephone number, including area code)

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Item 5. Other Events.

     On May 14, 2003, the Registrant  issued a press release  attached hereto as
Exhibit 99.1 announcing that its wholly-owned subsidiary had entered into a contract to sell the Atrium at Alpha Business Center, an office building located in Bloomington, Minnesota.

     A copy of the purchase agreement is also attached hereto as Exhibit 10.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (a) Financial Statements of Business Acquired

                  Not applicable.

     (b) Pro Forma Financial Information

                  Not applicable.

     (c) Exhibits

          10.1 Purchase Agreement made and entered into as of May 12, 2003, between Maxus Operating Limited Partnership and Ted Glasrud Associates, Inc.

          99.1 Press Release issued by Maxus Realty Trust, Inc. on May 14, 2003.




                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MAXUS REALTY TRUST, INC.



Date: May 14, 2003                    By:/s/ Danley K. Sheldon
                                           Danley K. Sheldon,
                                           President and Chief Executive Officer

                            EXHIBIT INDEX TO FORM 8-K


  Exhibit
  Number       Description

  10.1 Purchase Agreement made and entered into as of May 12, 2003, between Maxus Operating Limited Partnership and Ted Glasrud Associates, Inc.

  99.1         Press Release issued by Maxus Realty Trust, Inc. on May 14, 2003.